EXHIBIT 10.17
FIFTH AMENDMENT TO THE
ARGO-TECH CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
AND TRUST AGREEMENT
As Amended and Restated
Effective November 1, 2001
     Pursuant to Section 13.02 of the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement, as amended and restated effective November 1, 2001 (the “Plan”), the Plan is hereby amended as follows:
     (1) Effective on the Merger Effective Date (as defined below), Section 1 of the Plan shall be amended by adding the following definitions:
1.71 “Argo Tracker Payment” means the payment of additional consideration, if any, payable to AT Holdings Corporation stockholders pursuant to Section 2.12 of the Merger Agreement.
1.72 “Employer Securities Ownership Percentage” means each Participant’s percentage ownership of the Employer Securities held by the Trust on the Merger Effective Date as set forth on Appendix A hereto.
1.73 “Escrow Account” means the account established pursuant to the escrow agreement provided for in the Merger Agreement to hold a portion of the merger consideration as provided for in the Merger Agreement.
1.76 “Merger Agreement” means the Agreement and Plan of Merger dated as of September 13, 2005, by and among AT Holdings Corporation, Argo-Tech Corporation, the Trustee, V.G.A.T. Investors, LC, and Vaughn Merger Sub, Inc.
1.77 “Merger Effective Date” means the effective date of the merger provided for in the Merger Agreement.
     (2) Effective on the Merger Effective Date, a new Section 6.03(c), which reads as follows, is added to the Plan:

6.03(c) Special Allocations.
Amounts may be allocated to Participant General Investment Account as the result of the payment of additional consideration to stockholders pursuant to the Merger Agreement.
(1) Escrow Account. In the event any amounts are paid to the Trust from the Escrow Account, such amounts shall immediately, be allocated to Participants’ General Investment Accounts in accordance with the Employer Securities Ownership Percentage. Such allocation shall be made to a Participant’s Account even if the Participant is not an Employee of the Company on the date of such allocation.
(2) Argo Tracker. In the event any amount is paid to the Trust as an Argo Tracker Payment, such amount shall immediately, be allocated to Participant(s) General Investment Accounts, in accordance with the Employer Securities Ownership Percentage. Such allocation shall be made to a Participant’s Account even if the Participant is not an Employee of the Company on the date of such allocation.
     (3) Effective on the Merger Effective Date, the second and third sentences of Section 7.02 of the Plan shall be deleted from the Plan.
     (4) Effective on the Merger Effective Date, the first sentence of the second paragraph of Section 7.03 of the Plan shall be deleted from the Plan.
     (5) Effective on the Merger Effective Date, Article VII of the Plan is amended by adding the following Section 7.11 thereto:
“7.11. Distribution of Special Allocations”
Any amounts allocated to a Participant’s Account pursuant to Section 6.03(c) shall be distributed to the Participants as soon as practical after allocation. Such distribution shall be in the form of a lump sum cash payment.
     (6) Effective on the Merger Effective Date, the first paragraph of Section 8.03(A) is amended and restated in its entirety to read as follows:
(A) Trustee Powers. Subject to the investment policy provided to the Trustee by the Plan Administrative Committee, the Trustee has full discretion and authority with regard to the investment of the Trust Fund.

     (7) Effective on the Merger Effective Date, Section 8.03 of the Plan is amended by addition thereto of a new 8.03(A)(r) which reads as follows:
“To take any and all action the Trustee determines as necessary or appropriate to protect or enforce the Trust’s rights under the Merger Agreement and the Escrow Agreement.”
     (8) Effective on the Merger Effective Date, the Plan shall no longer be an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code and the second “Whereas” clause of the introductory page of the Plan shall be deleted.
     (9) Effective immediately prior to the Merger Effective Date, Article XIII of the Plan shall be amended by adding a Section 13.07 to the Plan which reads as follows:
13.07 Terminated Plan. The Plan is terminated and all Accrued Benefits shall be fully vested and nonforfeitable.
     (10) Effective on the Merger Effective Date, Article XIII of the Plan shall be amended by adding a Section 13.08 to the Plan which reads as follows:
     13.08 Employee Stock Ownership Plan Provisions. Effective on the Merger Effective Date, the Plan shall constitute a profit sharing plan, any Plan provisions resulting from, or relating to, the Plan’s former status as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code shall be deleted from the Plan, and no distributions of Employer Securities or any other “qualifying employer security” (within the meaning of Section 4975(e)(8) of the Code) shall be provided.
EXECUTION OF FIFTH AMENDMENT
     To record the adoption of this Fifth Amendment to the Plan, Argo-Tech Corporation has executed this Amendment this 25 day of October, 2005.
ARGO-TECH CORPORATION

By: /s/ Paul R. Keen
Title: Vice President
By: /s/ Frances S. St. Clair
Title: Vice President

CONSENT OF THE
ARGO-TECH CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
PLAN ADMINISTRATIVE COMMITTEE
Pursuant to the requirements of Section 13.02 of the Argo-Tech Corporation Employee Stock Ownership Plan (the “Plan”), the undersigned members of the Plan Administrative Committee hereby consent to the Fifth Amendment to the Amended and Restated Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement:

Signature:	/s/ Frances S. St. Clair

Print Name:	Frances S. St. Clair

Date: October 25, 2005

Signature:	/s/ James M. Cunningham

Print Name:	James M. Cunningham

Date: October 25, 2005

Signature:	/s/ Paul R. Keen

Print Name:	Paul R. Keen

Date: October 25, 2005

Signature:	/s/ Paul A. Sklad

Print Name:	Paul A. Sklad

Date: October 25, 2005

Signature:	/s/ Michelle L. McCormick

Print Name:	Michelle L. McCormick

Date: October 26, 2005